UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 1, 2016

UCP, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 207-9499

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

John R. Hart, who is serving as a Class I Director of UCP, Inc. (the “Company”), resigned as a director of the Company with effect as of December 12, 2016.

There has been no disagreement between the Company and Mr. Hart on any matters relating to the Company’s operations, policies or practices.

Election of Director

On December 1, 2016, the Board of Directors of the Company elected Eric H. Speron to the board as a Class I director, effective as of December 12, 2016, to fill the vacancy created by the resignation of Mr. Hart. Mr. Speron will be a Class I director (with a term expiring at the Company’s 2017 annual meeting of stockholders). Mr. Speron is a member of the Board of Directors of PICO Holdings, Inc. (“PICO”) and was nominated at the request of PICO pursuant to the Investor Rights Agreement, dated as of July 23, 2013, between the Company, PICO and the holders named therein (the “Investor Rights Agreement”).  PICO is the Company’s controlling stockholder.

Mr. Speron, age 36, is currently an analyst and portfolio manager of three portfolios managed for clients of First Foundation. He also serves as a member of the investment committee of First Foundation Advisors and, as a member of the First Foundation Advisors investment committee, assists in shaping the portfolio investment process and overall asset allocations. Mr. Speron joined First Foundation Advisors in 2007 from JPMorgan’s Institutional Equity division. Mr. Speron is currently a member of the CFA Institute and the Orange County Society of Financial Analysts. He earned a Bachelor of Arts Degree with a double major from Georgetown University where he was also voted Academic All-American, Mid-Atlantic, for his academic and athletic accomplishments.

While Mr. Speron will not be directly compensated for his service on the board, the Highland Total Return Fund, which Mr. Speron currently manages, will be entitled to receive cash compensation consistent with the amounts paid to the Company’s other non-employee directors in connection with Mr. Speron’s service on the board.

Mr. Speron is a member of the Board of Directors of PICO, and the Company’s transactions with PICO are described under the heading “Corporate Governance—Compensation Committee Interlocks, Insider Participation and Related Person Transactions—Related Person Transactions—Agreements Related to Our Initial Public Offering” in the Company’s latest proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2016.

Indemnity Agreement

In connection with his election to the Company’s Board of Directors, the Company will enter into an Indemnity Agreement with Mr. Speron in substantially the same form as the Company has entered into with its other directors.  In general, the Company will agree to hold harmless and indemnify Mr. Speron to the fullest extent authorized or permitted by the provisions of the Delaware General Corporation Law. The foregoing summary of certain provisions of Mr. Speron’s Indemnity Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the form of Indemnity Agreement, a copy of which was filed with the SEC on May 21, 2013 as Exhibit 10.6 to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-187735).

Conditional Resignation Letters

Maxim C.W. Webb, a Class III Director of the Company and the Chief Executive Officer and a member of the Board of Directors of PICO, and Eric H. Speron, a Class I Director of the Company as of December 12, 2016 and a member of the Board of Directors of PICO, are each expected to submit a conditional resignation letter, dated December 12, 2016, pursuant to which each will agree to resign as a member of the Company’s Board of Directors at the time the earliest of any of the following events occur: (i) PICO notifies the Board of Directors of the Company in writing that it wishes to select someone other than Mr. Webb or Mr. Speron, as the case may be, for nomination for election to the Board of Directors of the Company pursuant to the Investor Rights Agreement (in which case the Board of Directors of the Company shall promptly nominate another individual selected by PICO to serve as a director of the Company and fill the vacancy on the Board of Directors of the Company resulting from the resignation of Mr. Webb or Mr. Speron, as the case may be, pursuant to and in accordance with the Investor Rights Agreement); or (ii) PICO Beneficially Owns Voting Securities representing less than 25% of the Total Voting Power of the Company, provided that the Other PICO-Selected UCP Director (as such term is defined in the conditional letters of resignation) has not also resigned; or (iii) PICO Beneficially Owns Voting Securities representing less than 10% of the Total Voting Power of the Company.  Capitalized Terms used herein without definition shall have the meanings given them in the Investor Rights Agreement, a copy of which was filed with the SEC on May 12, 2014 as Exhibit 4.1 to Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

The foregoing summary of certain provisions of the conditional resignation letters does not purport to be complete and is subject to and qualified in its entirety by reference to the form of conditional resignation letter, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On December 1, 2016, the Company issued a press release announcing the election of Eric H. Speron as a director of the Company, as of December 12, 2016. A copy of the press release is included herewith as Exhibit 99.2.

The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item. 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                    Description

99.1	Form of Conditional Resignation Letter

99.2	Press release, dated December 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016	UCP, INC.

By:	/s/ James M. Pirrello
	Name:	James M. Pirrello
	Title:	Chief Financial Officer, Chief Accounting Officer & Treasurer

EXHIBIT INDEX

Exhibit No.                    Description

99.1	Form of Conditional Resignation Letter

99.2	Press release, dated December 1, 2016